SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 6, 2001
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




       OHIO                       File No. 1-5964                 23-0334400
  ---------------                ------------------            ---------------
   (State or other               (Commission File             (I.R.S. Employer
   jurisdiction of               Number)                       Identification
   incorporation)                                              Number)


          P.O. Box 834, Valley Forge, Pennsylvania             19482
        -------------------------------------------       -------------
          (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

         IKON Office Solutions, Inc. (the "Company") has attached hereto certain information to be furnished to analysts and investors at the Company's Analyst and Investor Conference to be held on November 7, 2001. A live web cast of this conference, along with presentation materials, will be available through the Company's website in the Investors Relations Section. Please go to www.ikon.com, click on Invest in IKON and select the Presentation Section. The web cast will begin at 8:15 a.m. E.S.T. on November 7, 2001.

         The content of the attached information is being furnished in accordance with the requirements of Regulation FD.

Consolidated Balance Sheets
(unaudited)

                                                                                                      September 30
-----------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                                                     2001                 2000
-----------------------------------------------------------------------------------------------------------------------------
Assets
Cash and cash equivalents                                                        $               80,351   $           78,118
Restricted cash                                                                                 128,365               91,914
Accounts receivable, less allowances of:  2001 - $23,510; 2000 - $35,322                        641,059              723,051
Finance receivables, net                                                                      1,171,004            1,087,215
Inventories                                                                                     299,776              321,471
Prepaid expenses and other current assets                                                        95,381              102,196
Deferred taxes                                                                                   98,701              108,578
-----------------------------------------------------------------------------------------------------------------------------
Total current assets                                                                          2,514,637            2,512,543
-----------------------------------------------------------------------------------------------------------------------------

Long-term finance receivables, net                                                            2,176,205            2,084,102

Equipment on operating leases, net of accumulated amortization of:
   2001 - $91,357; 2000 - $144,117                                                               71,181               72,595

Property and equipment, net                                                                     208,618              246,006

Goodwill, net                                                                                 1,260,888            1,318,197

Other assets                                                                                     63,045              129,142
-----------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                     $            6,294,574   $        6,362,585
-----------------------------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity
Current portion of long-term debt                                                $               17,643   $          176,629
Current portion of long-term debt, finance subsidiaries                                       1,229,631            1,238,950
Notes payable                                                                                   183,688               42,216
Trade accounts payable                                                                          222,999              226,838
Accrued salaries, wages and commissions                                                         126,280              143,644
Deferred revenues                                                                               185,261              195,790
Other accrued expenses                                                                          299,906              284,464
-----------------------------------------------------------------------------------------------------------------------------
Total current liabilities                                                                     2,265,408            2,308,531
-----------------------------------------------------------------------------------------------------------------------------

Long-term debt                                                                                  599,608              606,861

Long-term debt, finance subsidiaries                                                          1,366,108            1,405,449

Deferred taxes                                                                                  446,059              415,656

Other long-term liabilities                                                                     218,513              184,996

Commitments and contingencies

Shareholders' Equity
Common stock, no par value:  authorized 300,000 shares
   Issued:  2001 - 150,128 shares; 2000 - 150,296 shares
   Outstanding:  2001 - 141,776 shares; 2000 - 143,826 shares                                 1,012,302            1,013,750
Series 12 preferred stock, no par value:  authorized 480 shares
   Issued and Outstanding:  2001 - 0 shares; 2000 - 0 shares
Unearned compensation                                                                           (3,745)              (6,814)
Retained earnings                                                                               466,452              468,770
Accumulated other comprehensive loss                                                           (43,484)              (7,773)
Cost of common shares in treasury:  2001 - 7,480 shares; 2000 - 5,430 shares                   (32,647)             (26,841)
-----------------------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                                    1,398,878            1,441,092
-----------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity                                       $            6,294,574   $        6,362,585
-----------------------------------------------------------------------------------------------------------------------------

Consolidated Statements of Cash Flows
(unaudited)
Fiscal Year Ended September 30

------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                                    2001               2000                1999
------------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
   Net Income                                                               $   18,505          $  29,082          $   33,836
   Additions (deductions) to reconcile net income to net cash provided by operating activities of continuing operations:
          Depreciation                                                         119,993            133,012             134,638
          Amortization                                                          58,575             62,082              62,226
          Provisions for losses on accounts receivable                           7,758             21,631              31,765
          Provision for deferred income taxes                                   42,411             57,409              24,971
          Provision for lease default reserves                                  66,631             61,740              62,790
          Restructuring and asset impairment charges                            60,000            105,168
          Gain on asset securitization                                                                (73)            (26,856)
          Extraordinary gain on early extinguishment of debt                                       (3,049)
          Gain on sale of investment                                                               (3,739)
          Shareholder litigation settlement                                                                           101,106
          Changes in operating assets and liabilities, net of effects from acquisitions and divestitures:
                  Decrease (increase) in accounts receivable                    77,133            (25,668)             41,154
                  Decrease in inventories                                       21,406             12,982              93,821
                  (Increase) decrease in prepaid expenses and
                     other current assets                                       (1,525)             9,270              22,913
                  (Decrease) increase in accounts payable, deferred
                     revenues and accrued expenses                             (44,195)            49,955             (64,789)
                  Decrease in accrued shareholder litigation settlement                          (117,652)
                  Decrease in accrued restructuring                            (15,757)           (21,471)
          Other                                                                    914              2,872               2,048
------------------------------------------------------------------------------------------------------------------------------
             Net cash provided by operating activities of continuing
                  operations                                                   411,849            373,551             519,623
             Gain from discontinued operations                                  (2,142)            (2,526)
------------------------------------------------------------------------------------------------------------------------------
             Net cash provided by operating activities                         409,707            371,025             519,623
------------------------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities
   Cost of companies acquired, net of cash acquired                             (2,666)            (3,768)            (30,065)
   Expenditures for property and equipment                                     (85,880)          (113,829)           (103,462)
   Expenditures for equipment on operating leases                              (58,790)           (45,160)            (52,382)
   Proceeds from sale of property and equipment                                 44,382             18,170              19,347
   Proceeds from sale of equipment on operating leases                          16,554             15,390              21,573
   Finance receivables - additions                                          (1,815,282)        (1,941,479)         (1,415,672)
   Finance receivables - collections                                         1,549,888          1,494,374             968,248
   Proceeds from sale of finance subsidiaries' lease receivables                16,167             25,547             467,394
   Repurchase of finance subsidiaries' lease receivables                                         (275,000)           (250,000)
   Other                                                                         5,267              6,050                  32
------------------------------------------------------------------------------------------------------------------------------
             Net cash used in investing activities                            (330,360)          (819,705)           (374,987)
------------------------------------------------------------------------------------------------------------------------------

Cash Flows from Financing Activities
   Proceeds from issuance of long-term debt                                     38,105             35,340              93,065
   Short-term borrowings (repayments), net                                     201,280               (470)            (45,817)
   Long-term debt repayments                                                  (197,071)           (51,257)            (51,191)
   Finance subsidiaries' debt - issuance                                     2,269,136          2,139,318             866,577
   Finance subsidiaries' debt - repayments                                  (2,316,905)        (1,484,237)           (962,195)
   Dividends paid                                                              (22,695)           (23,708)            (23,689)
   Deposit to restricted cash                                                  (36,451)           (62,289)            (29,625)
   Purchase of treasury shares and other                                        (3,934)           (26,626)               2,304
------------------------------------------------------------------------------------------------------------------------------
             Net cash (used in) provided by financing activities               (68,535)           526,071            (150,571)
------------------------------------------------------------------------------------------------------------------------------
   Effect of exchange rate changes on cash and cash equivalents                 (8,579)            (2,659)              8,358

Net increase in cash and cash equivalents                                        2,233             74,732               2,423
Cash and cash equivalents at beginning of year                                  78,118              3,386                 963
------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                    $   80,351          $  78,118           $   3,386
------------------------------------------------------------------------------------------------------------------------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         IKON OFFICE SOLUTIONS, INC.




                                         By:  /s/ WILLIAM S. URKIEL
                                              ------------------------------
                                                  William S. Urkiel
                                                  Senior Vice President and
                                                  Chief Financial Officer



Dated:  November 6, 2001